UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2009

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017
(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code    (212) 771-0505
Not Applicable

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. (b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        In anticipation of the upcoming nomination of members of the Board of Directors for re-election at CIT Group Inc.’s (the “Company”) Annual Meeting of Stockholders scheduled for May 12, 2009 (“Annual Meeting”), three existing directors, namely, Gary C. Butler, James S. McDonald, and Timothy M. Ring, individually gave notice to the Chair of the Nominating & Governance Committee between February 21 and February 23, 2009 that they had elected not to stand for re-election as a Director of the Company at the Annual Meeting. Mr. Butler, President and Chief Executive Officer of Automatic Data Processing, Inc. and a member of the Company’s Nominating & Governance Committee, Mr. McDonald, President and Chief Executive Officer of Rockefeller & Co. and a member of the Company’s Audit Committee, and Mr. Ring, Chairman and Chief Executive Officer of C.R. Bard, Inc. and a member of the Company’s Compensation Committee, each advised the Company that his decision was based on the increased time demands on directors related to the Company becoming a bank holding company in December 2008 and time constraints related to each of their other professional commitments and responsibilities. Messrs. Butler, McDonald, and Ring will continue to serve as Directors of the Company until the Annual Meeting.

Forward-Looking Statement

        This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Robert J. Ingato

Robert J. Ingato Executive Vice President, General Counsel & Secretary

Dated: February 24, 2009